UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2016

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of New Chief Executive Officer

On June 29, 2016, the Registrant and its wholly owned subsidiary, The Dime Savings Bank of Williamsburgh (the “Bank”) announced the appointment of Kenneth J. Mahon as the President and Chief Executive Officer of both the Registrant and the Bank effective immediately upon the retirement of current Chief Executive Officer Vincent F. Palagiano on December 31, 2016.  Mr. Mahon, age 65, was named President of the Registrant and Bank in January 2016 after serving as Chief Operating Officer of the Registrant and Bank since 2014. Mr. Mahon has been a director of the Bank since 1998 and of the Registrant since 2002, and will continue to serve in this capacity subsequent to his promotion to President and Chief Executive Officer.

A copy of the news release announcing Mahon's appointment as Chief Executive Officer is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Press release of the Registrant, dated June 29, 2016, announcing the appointment of Kenneth J. Mahon as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated: June 30, 2016

INDEX TO EXHIBITS

Exhibit Number

99.1	Press release of the Registrant, dated June 29, 2016, announcing the appointment of Kenneth J. Mahon as President and Chief Executive Officer.